SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      August 17, 2007

UNIVERSAL PROPERTY DEVELOPMENT AND ACQUISITION CORPORATION
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(Exact Name of Registrant as Specified in Charter)

Nevada	000-25416	20-3014499
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(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification Number)

14255 U.S. Highway 1, Suite 209
Juno Beach, Florida 33408
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(Address of Principal Executive Offices)

(561) 630-2977
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(Registrant’s Telephone Number, including area code)

Section 1.     Registrant’s Business Operations

Item 1.01   Entry Into a Material Definitive Agreement

Secured Loan from Sheridan Asset Management LLC

On August 17, 2007 (the Closing Date”), Universal Property Development and Acquisition Corporation ("UPDA" or the “Registrant”), a Nevada corporation, closed a term loan pursuant to the terms and conditions of a Loan Agreement, dated as of August 16, 2007, by and between UPDA (as the Borrower), Heartland Oil and Gas Corp. (“HTOG”) a subsidiary of UPDA, Canyon Creek Oil and Gas, Inc. (“Canyon”) a subsidiary of UPDA, Catlin Oil and Gas, Inc. (“Catlin”) a subsidiary of UPDA, Heartland Gas Gathering, LLC (“HGG”) a subsidiary of HTOG, Heartland Oil and Gas Inc. (“Heartland Inc.”) a subsidiary of HTOG, UPDA Operators, Inc. (“UPDAO”) a subsidiary of UPDA, Heartland International Oil Corp. (“Heartland International”) a subsidiary of HTOG, Aztec Well Services, Inc. (“Aztec”) a subsidiary of UPDA (Aztec, together with HTOG, Canyon, Catlin, HGG, Heartland Inc., UPDAO, and Heartland International, are collectively the “Subsidiary Guarantors”), Kamal Abdallah (“Abdallah”), Christopher J. McCauley (“McCauley”) (Messrs. Abdallah and McCauley are collectively, the “Guarantors”) and Sheridan Asset Management, LLC, a Delaware limited liability company (“Sheridan” or the “Lender”) (the “Loan Agreement”). Pursuant to the terms and conditions of the Loan Agreement and the ancillary Senior Secured Promissory Note (the “Note”), Security Agreement (the “Security Agreement”) and other related documents (all of which are collectively referred to herein as the “Loan Documents”), UPDA agreed to borrow and Sheridan agreed to lend the aggregate Principal Amount of THREE MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($3,250,000) cash (the Term Loan”) under the terms and conditions described below. Any capitalized terms in this Item 1.01 that are not defined herein shall have the definition given them under the terms of the Loan Documents.

The Term Loan has a three (3) year term with the Principal Amount being due and payable by the Registrant in thirty-six (36) monthly payments of $90,277.78. The Term Loan is secured by a lien, more fully described in the Security Agreement, on all the assets of the Registrant and the assets of its subsidiaries, and is further secured by the pledges, mortgages and other security interests set forth in the Loan Documents. The Registrant shall pay interest on the unpaid Principal Amount of the Term Loan, from August 15, 2007 until such principal amount shall be paid in full, at the rate of 15% per annum. Interest shall be payable in the manner set forth in the Loan Agreement on the outstanding balance of the Term Loan (i) in arrears for each Interest Period on the Settlement Date immediately succeeding such Interest Period, (ii) on the Maturity Date, and (iii) if any interest accrues or remains payable after the Maturity Date, upon demand by the Lender. In addition to the 15% per annum Interest, the Registrant shall pay to the Lender “payment in kind” interest at the rate of 5% per annum, on the Principal Amount outstanding (the “PIK Amount”) on the Maturity Date. The PIK Amount shall be payable, at the Lender’s option either, in (1) cash or (2) in kind with such number of shares of the Registrant’s Common Stock determined by dividing (x) the PIK Amount accrued and unpaid as of the Maturity Date by (y) 85% of an amount equal to the average daily closing price of the Registrant’s Common Stock over the thirty day period ending on the trading day one day prior to the Maturity Date.

The Loan Documents contain various agreements and covenants that limit and control the Registrant’s use or disposition of the Collateral or other of its assets, limit its ability to engage in various restructuring and other corporate activities, require that the Registrant maintain certain insurance and require that the Registrant meet and continue to achieve various operational performance levels during the term of the Term Loan. Failure to perform on these agreements and covenants could cause an event of default under the terms and conditions of the Loan Documents.

Pursuant to the terms of the Loan Documents, Mr. Kamal Abdallah, the Registrant’s Chief Executive Officer and a member of the board of directors, and Mr. Christopher McCauley, the Registrant’s Vice President and Secretary and a member of the board of directors, each agreed to the use of their respective shares of the Registrant’s Series A Convertible Preferred Stock and other personal assets, as additional collateral for the Term Loan and to execute and provide personal guarantees for the repayment of the principal of the Term Loan and for the completion of the other commitments of the Registrant under the terms of the Loan Documents.

On the Closing Date, and as part of the agreed terms of the Term Loan, the Registrant caused HTOG to issue warrants for the purchase of 937,140 shares of its common stock to the Lender. The exercise price of the warrants is $0.87 per share and the warrants expire on August 16, 2012. The Registrant, and its subsidiaries, further agreed to use their best efforts to register various shares of common stock, including those received by the Lender as a result of any foreclosure on collateral resulting from a default under the terms of the Loan Documents, and those shares underlying the warrants issued to the Lender. The Registrant could be liable for the payment of certain cash payments to the Lender in the event that a registration statement covering such common shares has not been filed and declared effective by certain deadlines.

The foregoing description of the Loan Documents, and the transactions contemplated thereby, is a summary of terms, is not intended to be complete and is qualified in its entirety by the complete text of those agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, and 10.7 to this Report.

 The proceeds of the Term Loan were used to finance a substantial part of the cash portion of the Purchase Price of the Interests in the asset purchase transaction between the Registrant and Sellers under the terms and conditions of the PA, each as described in greater detail in Item 2.01 of this Report below.

Section 2.     Financial Information

Item 2.01   Completion of Acquisition of Assets

On August 17, 2007 (the “Closing Date”), Catlin Oil and Gas, Inc. (“COGI”), a Nevada corporation and a ninety percent (90%) owned subsidiary of Universal Property Development and Acquisition Corporation (the “Registrant”), completed the acquisition of certain assets pursuant to the terms and conditions of a Purchase and Sale Agreement dated July 2007 (the “PA”) by and between COGI as the Purchaser entity for the Registrant and Jilpetco, Inc., a Texas Corporation, Petro Pro, Ltd, a Texas limited partnership, PKC Energy, LLC, a Texas limited liability company, and Jed Meisner, an individual who resides in Texas (Jilpetco, Petro Pro, PKC Energy and Jed Meisner are collectively hereinafter referred to as the Sellers). The assets so purchased by COGI and the Registrant are defined as the Interests in the PA and are described in more detail below, and in the PA which is attached hereto as an exhibit. The aggregate Purchase Price of the Interests purchased by COGI and the Registrant pursuant to the PA was $3,600,000 in cash, 12,500,000 restricted shares of the Common Stock, par value $.001 per share, of the Registrant, and 400,000 restricted shares of the common stock, par value $.001 per share, of Heartland Oil and Gas Corp. that were previously held by the Registrant.

On the Closing Date, under the terms and conditions of the PA, COGI as the Purchaser entity for the Registrant purchased and the Sellers sold all of the rights, title and interest of the Sellers in certain assets collectively defined as the “Interests” in the PA. The Interests consist of: Sellers’ interest in and to those properties described in Exhibit A to the PA (the “Properties”), being (i) all right, title and interest in the oil and gas leases, including a like interest in all formations, depths and unit rights listed on Exhibit C to the PA (the “Leases”), (ii) all of Sellers’ right, title and interest in (A) all wells listed on Exhibit D to the PA (the “Wells”), (B) the permits that relate to the Wells and the Properties, listed on Exhibit E to the PA (the “Permits”), and (C) all equipment, materials and personal property, fixtures, and facilities used or useful in the production, gathering, storing, measuring, treating, operating, maintaining, marketing or transportation of hydrocarbon production from the Leases or lands pooled or unitized therewith and relating to the Wells and Properties, listed on Exhibit F to the PA (the “Equipment”), (iii) all of Sellers’ right, title and interest in all contracts and contractual rights insofar and only insofar as they relate to the Leases and Equipment, including without limitation all unit agreements, surface rights and leases, gas sale and purchase contracts, oil and gas leases and/or subleases and assignments, mineral deeds, royalty deeds, operating agreements, easements, rights of way, farm-out and farm-in agreements and all similar rights leased or owned by the Sellers, and oil and gas sales, purchase, exchange and processing contracts and agreements, whether of record or not (the “Contracts”). It is the intent of the Sellers to convey and assign all of its right, title and interest in and to the Interests in the area shown on the map attached as Exhibit B to the PA, SAVE AND EXCEPT 6.25% of 8/8th’s working interest, with a net revenue interest of 0.04812500, and 1% of 8/8th’s overriding royalty interest, such working interest and overriding royalty interest (collectively, the “Retained Interest”) being retained by Petro Pro. The aggregate Interests being conveyed are a 93.75% Working Interest with a net revenue interest of 0.72187500, whether or not such Interests are described on any other exhibit hereto. The Sellers’ interest in the Properties, Leases, Wells, Permits, Equipment and Contracts, net of the Retained Interest described above, are collectively defined as the “Interests” in the PA. The aggregate Purchase Price paid by the Purchaser to the Sellers on the Closing Date for the Interests was $3,600,000 in cash, 12,500,000 restricted shares of the Common Stock, par value $.001 per share, of the Registrant, and 400,000 restricted shares of the common stock, par value $.001 per share, of Heartland Oil and Gas Corp. . Any capitalized terms in this Item 2.01 that are not defined herein shall have the definition given them under the terms of the PA.

The Interests acquired by the Registrant pursuant to the PA, include, but are not limited to, 5 oil and gas leases on 700 acres of property located in Palo Pinto County, Texas which contain more than 10 producing wells. These wells are currently producing natural gas at a rate approaching 1000 mcf/day. The terms and conditions of the Loan Documents described in Item 1.01 of this Report require that the revenues generated by the Interests acquired by the Registrant be deposited into a separate bank account controlled by Sheridan from which the monthly payments of the Principal Amount and the Interest payments on the Term Loan are to be made.

While the Registrant intends for its subsidiaries to operate at a net profit, to date COGI has a limited operating history and, therefore, the Registrant cannot accurately predict what its future results of operation will be, how the closing of the asset purchase transaction described above and memorialized in the PA will impact the operating results of COGI, or how the operations of COGI will impact the operating results of the Registrant.

The foregoing description of the PA and the transactions contemplated thereby is a summary of terms, is not intended to be complete and is qualified in its entirety by the complete text of that agreement, including the exhibits thereto, a copy of which is attached as Exhibit 10.8 to this Report. The reader is advised to reference Exhibit 10.8 for the complete terms of the PA and a detailed description of the assets purchased by COGI and the Registrant on the Closing Date.

 The Registrant financed the partial payment of the cash portion of the Purchase Price from the proceeds of the Term Loan from Sheridan as described in Item 1.01 of this Report. The balance of the cash portion of the Purchase Price was paid by the Registrant with cash on hand on the Closing Date.

Section 3.     Securities and Trading Markets

Item 3.02   Unregistered Sales of Equity Securities.

On August 17, 2007, the Registrant completed the issuance of 12,500,000 restricted shares of its Common Stock to the Sellers as partial payment of the Purchase Price for the Interests acquired pursuant to the terms and conditions of the PA, each as described in Item 2.01 of this report. The shares of common stock issued in the above described transaction are restricted shares and were issued in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(2) of the Securities Act. The shares so issued are subject to Rule 144 under the Securities Act, and therefore, generally cannot be resold for a period of twelve months from the date of issuance. No general solicitations were made in connection with the above described stock issuances, and prior to making any offer or sale, the Registrant had reasonable grounds to believe and believed that the recipients of the shares were capable of evaluating the merits and risks of receiving the shares and were able to bear the economic risk of holding the shares.

Section 9.      Financial Statement and Exhibits.

(c) Exhibits.

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit     Description

10.1	Loan Agreement, dated as of August 16, 2007, between Universal Property Development and Acquisition Corporation, a Nevada corporation, each of its subsidiaries, Kamal Abdallah, Christopher McCauley and Sheridan Asset Management, LLC, a Delaware limited liability company. #

10.2	Senior Secured Promissory Note of Universal Property Development and Acquisition Corporation, a Nevada corporation, dated August 16, 2007. #

10.3	Amended and Restated Security Agreement, dated as of August 16, 2007, by and between Universal Property Development and Acquisition Corporation, a Nevada corporation, each of its subsidiaries, Kamal Abdallah, Christopher McCauley and Sheridan Asset Management, LLC, a Delaware limited liability company. #

10.4	Amended and Restated Subordination Agreement, dated as of August 16, 2007, by and among, Universal Property Development and Acquisition Corporation, a Nevada corporation, its subsidiaries, and Sheridan Asset Management, LLC, a Delaware limited liability company. #

10.5	Amended and Restated Subsidiary Guarantee, dated as of August 16, 2007, in favor of Sheridan Asset Management LLC, as executed by each of the subsidiaries of Universal Property Development and Acquisition Corporation, a Nevada corporation. #

10.6	Form of Common Stock Purchase Warrant, with an issue date of August 17, 2007, for the purchase of 937,140 shares of the common stock of HTOG issued to Sheridan Asset Management, LLC, a Delaware limited liability company. #

10.7	Amended and Restated Registration Rights Agreement, made and entered into as of August 16, 2007, between Universal Property Development and Acquisition Corporation, a Nevada corporation, certain of its subsidiaries and Sheridan Asset Management, LLC, a Delaware limited liability company. #

10.8	Purchase and Sale Agreement, entered into as of July 2007, by and between Catlin Oil and Gas, Inc. as the purchaser and Jilpetco, Inc., a Texas Corporation, Petro Pro, Ltd, a Texas limited partnership, PKC Energy, LLC, a Texas limited liability company, and Jed Meisner, an individual who resides in Texas, as the Sellers. #

99.1     Press Release dated August __, 2007. #

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#     Filed Herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Property Development and Acquisition Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August __, 2007

UNIVERSAL PROPERTY DEVELOPMENT
AND ACQUISITION CORPORATION

By:	/s/ Kamal Abdallah
Kamal Abdallah
President and Principal Executive Officer

Exhibit Index

Exhibit     Description

10.1	Loan Agreement, dated as of August 16, 2007, between Universal Property Development and Acquisition Corporation, a Nevada corporation, each of its subsidiaries, Kamal Abdallah, Christopher McCauley and Sheridan Asset Management, LLC, a Delaware limited liability company. #

10.2	Senior Secured Promissory Note of Universal Property Development and Acquisition Corporation, a Nevada corporation, dated August 16, 2007. #

10.3	Amended and Restated Security Agreement, dated as of August 16, 2007, by and between Universal Property Development and Acquisition Corporation, a Nevada corporation, each of its subsidiaries, Kamal Abdallah, Christopher McCauley and Sheridan Asset Management, LLC, a Delaware limited liability company. #

10.4	Amended and Restated Subordination Agreement, dated as of August 16, 2007, by and among, Universal Property Development and Acquisition Corporation, a Nevada corporation, its subsidiaries, and Sheridan Asset Management, LLC, a Delaware limited liability company. #

10.5	Amended and Restated Subsidiary Guarantee, dated as of August 16, 2007, in favor of Sheridan Asset Management LLC, as executed by each of the subsidiaries of Universal Property Development and Acquisition Corporation, a Nevada corporation. #

10.6	Form of Common Stock Purchase Warrant, with an issue date of August 17, 2007, for the purchase of 937,140 shares of the common stock of HTOG issued to Sheridan Asset Management, LLC, a Delaware limited liability company. #

10.7	Amended and Restated Registration Rights Agreement, made and entered into as of August 16, 2007, between Universal Property Development and Acquisition Corporation, a Nevada corporation, certain of its subsidiaries and Sheridan Asset Management, LLC, a Delaware limited liability company. #

10.8	Purchase and Sale Agreement, entered into as of July 2007, by and between Catlin Oil and Gas, Inc. as the purchaser and Jilpetco, Inc., a Texas Corporation, Petro Pro, Ltd, a Texas limited partnership, PKC Energy, LLC, a Texas limited liability company, and Jed Meisner, an individual who resides in Texas, as the Sellers. #

99.1     Press Release dated August __, 2007. #

_________________

#     Filed Herewith